Quarterly Report
October 31, 2024
MFS®  Emerging Markets
Equity Research Fund
EEM-Q1

Portfolio of Investments
10/31/24 (unaudited)
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 99.3%
Airlines – 0.7%
Grupo Aeroportuario del Sureste S.A.B. de C.V., ADR	764	$20,434
Alcoholic Beverages – 3.5%
Ambev S.A.	9,500	$20,772
China Resources Beer Holdings Co. Ltd.	12,000	44,532
Kweichow Moutai Co. Ltd.	200	42,942
		$108,246
Automotive – 4.8%
BYD Co. Ltd.	2,000	$72,657
Mahindra & Mahindra Ltd.	2,373	76,468
		$149,125
Brokerage & Asset Managers – 1.0%
B3 S.A. - Brasil Bolsa Balcao	16,900	$31,047
Business Services – 2.6%
Infosys Ltd.	1,242	$26,010
Tata Consultancy Services Ltd.	1,176	55,199
		$81,209
Chemicals – 1.5%
UPL Ltd.	7,288	$47,839
Computer Software - Systems – 6.3%
EPAM Systems, Inc. (a)	175	$33,014
Globant S.A. (a)	73	15,322
Samsung Electronics Co. Ltd.	3,527	149,070
		$197,406
Construction – 5.0%
Anhui Conch Cement Co. Ltd.	13,000	$37,641
Midea Group Co. Ltd., “A”	4,600	46,170
Techtronic Industries Co. Ltd.	5,000	71,626
		$155,437
Consumer Products – 0.8%
Amorepacific Corp.	304	$25,536
Consumer Services – 1.2%
Localiza Rent a Car S.A.	5,088	$36,983
Electronics – 14.3%
ASE Technology Holding Co. Ltd.	8,000	$38,344
Taiwan Semiconductor Manufacturing Co. Ltd.	13,000	408,802
		$447,146
Energy - Independent – 4.3%
PT United Tractors Tbk	27,200	$47,572
Reliance Industries Ltd.	5,470	86,496
		$134,068
Energy - Integrated – 2.3%
Galp Energia SGPS S.A., “B”	1,670	$28,465
Petroleo Brasileiro S.A., ADR	1,551	20,861
Petroleo Brasileiro S.A., ADR	459	5,678

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Energy - Integrated – continued
Petronet LNG Ltd.	3,942	$15,495
		$70,499
Engineering - Construction – 0.5%
Doosan Bobcat, Inc.	596	$16,014
Food & Beverages – 2.6%
Gruma S.A.B. de C.V.	2,957	$51,079
Inner Mongolia Yili Industrial Group Co. Ltd., “A”	7,300	28,633
		$79,712
Food & Drug Stores – 1.0%
Jeronimo Martins, SGPS S.A.	1,639	$31,947
Gaming & Lodging – 0.6%
Sands China Ltd. (a)	7,600	$19,376
Insurance – 4.3%
AIA Group Ltd.	6,000	$47,743
Ping An Insurance Co. of China Ltd., “H”	8,000	49,663
Samsung Fire & Marine Insurance Co. Ltd.	152	36,759
		$134,165
Leisure & Toys – 6.9%
NetEase, Inc., ADR	425	$34,217
Tencent Holdings Ltd.	3,500	182,156
		$216,373
Machinery & Tools – 1.6%
Delta Electronics, Inc.	4,000	$49,298
Major Banks – 4.6%
Banco Bradesco S.A., ADR	13,077	$32,300
Bandhan Bank Ltd.	6,521	14,008
Erste Group Bank AG	832	46,825
National Bank of Greece S.A.	6,662	51,811
		$144,944
Medical Equipment – 0.7%
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., “A”	600	$22,480
Metals & Mining – 2.5%
Industries Qatar Q.S.C.	11,755	$43,100
Vale S.A., ADR	3,301	35,321
		$78,421
Natural Gas - Distribution – 1.9%
China Resources Gas Group Ltd.	15,800	$60,714
Other Banks & Diversified Financials – 14.0%
China Merchants Bank Co. Ltd.	9,000	$43,853
Credicorp Ltd.	212	39,036
Emirates NBD Bank PJSC	9,336	48,293
HDFC Bank Ltd.	3,944	81,053
Kasikornbank PLC	8,200	35,721
KB Financial Group, Inc.	1,037	67,270
Kotak Mahindra Bank Ltd.	2,707	55,662
PT Bank Negara Indonesia (Persero) Tbk	200,800	67,168

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Other Banks & Diversified Financials – continued
Sberbank of Russia PJSC (a)(u)	11,152	$0
		$438,056
Pharmaceuticals – 0.8%
Sun Pharmaceutical Industries Ltd.	1,096	$24,072
Precious Metals & Minerals – 0.9%
Gold Fields Ltd., ADR	1,679	$27,670
Specialty Stores – 2.9%
PDD Holdings, Inc., ADR (a)	406	$48,960
Walmart de Mexico S.A.B. de C.V.	15,384	42,301
		$91,261
Telecommunications - Wireless – 1.6%
Advanced Info Service Public Co. Ltd.	6,100	$49,711
Telephone Services – 2.0%
Hellenic Telecommunications Organization S.A.	3,757	$61,995
Tobacco – 1.4%
ITC Ltd.	7,443	$42,997
Utilities - Water – 0.2%
Companhia de Saneamento Basico do Estado de Sao Paulo	300	$4,778
Total Common Stocks		$3,098,959
Investment Companies (h) – 1.4%
Money Market Funds – 1.4%
MFS Institutional Money Market Portfolio, 4.87% (v)	42,612	$42,616

Other Assets, Less Liabilities – (0.7)%		(20,462)
Net Assets – 100.0%		$3,121,113
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $42,616 and $3,098,959, respectively.
(u)	The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
See attached supplemental information. For more information see notes to financial statements as disclosed in the most recent semiannual or annual report.

Supplemental Information
10/31/24 (unaudited)
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(1) Investment Valuations
Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other

Supplemental Information (unaudited) – continued
significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of October 31, 2024 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
China	$450,090	$264,528	$—	$714,618
India	—	525,299	—	525,299
Taiwan	—	496,444	—	496,444
South Korea	—	294,649	—	294,649
Brazil	187,740	—	—	187,740
Hong Kong	19,376	119,369	—	138,745
Indonesia	114,740	—	—	114,740
Mexico	113,814	—	—	113,814
Greece	61,995	51,811	—	113,806
Other Countries	317,446	81,658	0	399,104
Mutual Funds	42,616	—	—	42,616
Total	$1,307,817	$1,833,758	$0	$3,141,575
For further information regarding security characteristics, see the Portfolio of Investments.
The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.
Equity Securities
Balance as of 7/31/24	$0
Realized gain (loss)	(59,893)
Change in unrealized appreciation or depreciation	77,135
Sales	(17,242)
Balance as of 10/31/24	$0
The net change in unrealized appreciation or depreciation from investments held as level 3 at October 31, 2024 is $0. At October 31, 2024, the fund held one level 3 security.
(2) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers for the period ended October 31, 2024:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$66,958	$223,973	$248,314	$4	$(5)	$42,616
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$502	$—

Supplemental Information (unaudited) – continued
(3) Issuer Country Weightings
Issuer country weighting percentages of portfolio holdings based on net assets, as of October 31, 2024, are as follows:
China	22.9%
India	16.8%
Taiwan	15.9%
South Korea	9.4%
Brazil	6.0%
Hong Kong	4.4%
Indonesia	3.7%
Mexico	3.7%
Greece	3.7%
Other Countries	13.5%
(4) Russia and Ukraine Conflict
The fund invests in securities and/or derivative instruments that are economically tied to Russia and/or Ukraine. Escalation of the conflict between Russia and Ukraine in late February 2022 caused market volatility and disruption in the tradability of Russian securities, including closure of the local securities market, temporary restriction on securities sales by non-residents, and disruptions to clearance and payment systems. To the extent that the fund is unable to sell securities, whether due to market constraints or to the sanctions imposed on Russia by the United States and other countries, those securities are considered illiquid and the value of those securities reflects their illiquid classification. Additionally, since there is no assurance on collectability of dividends declared by certain Russian issuers, all such dividends, related receivables, and/or currency denominated in Rubles, if applicable, have been valued at $0. Management continues to monitor these events and to evaluate the related impacts on fund performance.